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                                                                    EXHIBIT 10.4

                                SECOND AMENDMENT

                                       TO

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                  Second Amendment, dated as of October 22, 2003 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of June 5, 2003 (the "Credit Agreement"), by and among MISSION RESOURCES CORPORATION, a corporation formed under the laws of the State of Delaware (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to thereto (the "Lenders"), FARALLON ENERGY LENDING, L.L.C., as sole advisor, sole lead arranger and sole bookrunner (in such capacity, the "Arranger"), JEFFERIES & COMPANY, INC., as the syndication agent (in such capacity, the "Syndication Agent") and WELLS FARGO FOOTHILL, INC., formerly known as Foothill Capital Corporation, as the administrative agent (in such capacity, the "Administrative Agent"). All terms used herein which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.

                  The Borrower and the Required Lenders desire to amend Section 2.7(b) of the Credit Agreement as hereinafter set forth.

                  Accordingly, the Borrower and the Majority Lenders hereby agree as follows:

                           1. Conditions Subsequent. (a) Clause (b) of Section
2.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "(b) Unless the Required Lenders shall otherwise
                  agree, if on any date any Loan Party shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, except as provided below, the Loans shall be prepaid by an amount equal to the amount of such Net Cash Proceeds as set forth in
                  Section 2.7(e). No prepayment shall be required under this
                  Section 2.7(b) with respect to the following: (i) at the written request of the Borrower prior to the applicable Reinvestment Prepayment Date to the extent such Net Cash Proceeds have not been used to purchase or otherwise acquire Replacement Assets, up to $5,000,000 in aggregate Net Cash Proceeds received from one or more Asset Sales or Recovery Events during the term of the Loans, (ii) the Net Cash Proceeds of any Asset Sale or Recovery Event used to pay for the acquisition of Replacement Assets acquired after the date of such Asset Sale or Recovery Event and prior to the applicable Reinvestment Prepayment Date, provided, that the Borrower shall have delivered a Reinvestment Notice to the Administrative Agent within twenty Business Days after such acquisition or expenditure, and (iii) that portion of the Net Cash Proceeds of any Asset Sale equal to the aggregate cash consideration paid by a Loan Party for the acquisition of Replacement Assets during the 90-day period immediately prior to the consummation of such Asset Sale, provided, that the Borrower shall have delivered a Reinvestment Notice to the Administrative


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                  Agent not less than three Business Days prior to the
                  Reinvestment Prepayment Date; provided, that the sum (without duplication) of the aggregate Net Cash Proceeds of Asset Sales and Recovery Events that may be excluded from the foregoing prepayment requirement pursuant to clauses (i), (ii) and (iii) shall not exceed $50,000,000 during the term of the Loans. Except as provided in clauses (i), (ii) and (iii) of this
                  Section 2.7(b), or as otherwise may be agreed by the Required Lenders, the Reinvestment Deferred Amounts received by the Borrower or any of its Subsidiaries shall be applied as a prepayment on the Obligations as set forth in Section 2.7(e). The provisions of this Section 2.7(b) do not constitute a consent to the consummation of any Disposition not permitted by Section 6.4. Notwithstanding any provision hereof to the contrary, with respect to the Term Loans to be prepaid pursuant to this Section 2.7(b), such Term Loans will be prepaid in the minimum amount of $1,000,000 and in integral multiples thereof, and proceeds of Asset Sales otherwise payable pursuant to this Section 2.7(b) with respect to such Term Loans will cumulate until such minimum amount (or an integral multiple thereof) is reached, and the parties agree that these provisions shall not be applicable to the payment of the Revolving Loan Obligations. Any amounts not applied to the Term Loans as a result of the operation of the immediately preceding sentence will be carried forward and taken into account in connection with any subsequent prepayment pursuant to this Section 2.7(b)."

                           (b) Clause (d) of Section 2.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows

                           "(d) Pending a prepayment of the Loans and/or the
                  acquisition of Replacement Assets with the Net Cash Proceeds received from an Asset Sale and/or Recovery Event pursuant to
                  Section 2.7(b), such proceeds shall be deposited with the Administrative Agent who shall hold such proceeds in an interest bearing cash collateral account reasonably satisfactory to it; provided, however, that the Loan Parties shall not be required to deposit the proceeds from any Asset Sale resulting in less than $250,000 in Net Cash Proceeds until the aggregate Net Cash Proceeds of such Asset Sales exceeds $1,000,000. From time to time, upon the written request of the Borrower, and provided no Default has occurred and is continuing, the Administrative Agent will release such proceeds to the Borrower as necessary (i) for the acquisition of Replacement Assets in accordance with Section 2.7(b)(ii) or
                  (ii) pursuant to the written request of the Borrower made in accordance with Section 2.7(b)(i)."

                           2. Continued Effectiveness of Credit Agreement. The
Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in any such Loan Document to "the Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the Obligations of the Borrower from time to time existing in respect of


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the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects.

                  3. Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                          MISSION RESOURCES CORPORATION, as
                                          Borrower



                                          By: /s/ Richard W. Piacenti
                                              ----------------------------------
                                              Name:  Richard W. Piacenti
                                              Title: Executive VP & CFO



                                          FARALLON ENERGY LENDING, L.L.C., as
                                          Arranger and as a Lender



                                          By: /s/ William Mellin
                                              ----------------------------------
                                              Name:  William Mellin
                                              Title: Managing Member


                                          WELLS FARGO FOOTHILL, INC., as
                                          Administrative Agent and as a Lender



                                          By: /s/ Thomas Shughrue
                                              ----------------------------------
                                              Name:  Thomas Shughrue
                                              Title: Vice President

                                          ABLECO FINANCE LLC, as a Lender, for
                                          itself and on behalf of its affiliate
                                          assignees



                                          By: /s/ Kevin Genda
                                              ----------------------------------
                                              Name:  Kevin Genda
                                              Title: Sr. VP/Chief Credit Officer


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                                          HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES
                                          FUND, L.P., as a Lender

                                          By:  Highbridge/Zwirn Capital
                                               Management, LLC


                                          By: /s/ Daniel B. Zwirn
                                              ----------------------------------
                                              Name:  Daniel B. Zwirn
                                              Title: Managing Principal


                                          ARES LEVERAGED INVESTMENT FUND II,
                                          L.P., as a Lender

                                          By:  ARES Management II, L.P., its
                                               general partner


                                          By: /s/ Seth J. Brufsky
                                              ----------------------------------
                                              Name:  Seth J. Brufsky
                                              Title: Vice President


                                          TRS THEBE LLC, as Lender



                                          By: /s/ Deborah O'Keeffe
                                              ----------------------------------
                                              Name:  Deborah O'Keeffe
                                              Title: Vice President


                                          BERNARD LEVERAGED LOAN INVESTORS,
                                          LTD., as Lender



                                          By: /s/ Mora Parchment
                                              ----------------------------------
                                              Name:  Mora Parchment
                                              Title: Director